ROSETTA RESOURCES INC.
August 2010
Exhibit 99.1

Forward-Looking Statements
All statements, other than statements of historical fact, included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, changes in acreage positions, and expected capital expenditures. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; pipeline construction difficulties; climatic conditions; availability and cost of material and equipment; the risks associated with operating in a limited number of geographic areas; availability of capital; regulatory developments; environmental risks; general economic and business conditions (including the effects of the worldwide economic recession);
industry trends; and other factors detailed in the Company's most recent Form 10-K and other filings with the Securities and Exchange
Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development change), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Cautionary Statement Concerning Resources
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible by application of development projects to known accumulations. We may use certain terms in this presentation, such as “Risked Project Inventory,” “Project
Counts,” “Net Risked Resources,” “Total Resources,” “Unrisked Potential,” “Unrisked Original Resources in Place,” and “Unrisked EUR
Potential” that the SEC's guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized.

• Successful business model shift from “conventional player” to “resource player”
 • Early, low cost entry to high potential opportunities
 • Focus on inventory to drive predictable future growth
• Significant portfolio changes driven by organic success
 • Organic entry to new impact plays in Eagle Ford and Bakken
 • Eagle Ford position advances to clear core status with over 1 Tcfe of inventory
 • Bakken de-risking underway
 • Eagle Ford growth brings 80% of value as liquids; drives strong shift in mix
 • Legacy gas assets do not compete on returns vs. new inventory
 • Accelerated asset sales make sense
• Capital budget increased ~10% in 2010
 • 75% of program is liquids-directed
 • Critical for maintaining and building momentum on NAV
• Strong alignment with stakeholders remains fundamental driver
Rosetta Transformed; Taking it Up a Notch

Rosetta Asset Portfolio Status
LEGEND
Legacy asset ready for sale
Legacy asset with current activity
New resource play
Non-core assets - divested or exiting
Alberta Basin Bakken
Sacramento Basin
Pinedale
DJ Basin
San Juan Basin
Eagle Ford
Lobo Trend
GOM
Arklatex

TEXAS
Balcones Fault Zone
San Marcos Arch
Luling Fault Zone
Frio River Line
Zavala Syncline
Chittum Anticline
Rio Grande Syncline
Atascosa
Karnes Trough
Lower Cretaceous Shelf Margin
Edwards Shelf Margin
Sligo Shelf Margin
Gates Ranch #9-5
Springer Ranch #1

★ Industry Activity ★ 2009 Initial Rosetta Discovery Wells

Rosetta Position as of August 9
• Current position stands at ~64,000
 net acres
• 75% in liquids-rich window
• Average working interest of 90-
 100%
• Total of 18 horizontal wells drilled in
 play since inception
• Currently producing 44 MMcfe/d
 net, with additional 19 MMcfe/d
 curtailed
• Infrastructure projects underway to
 increase takeaway
• Increasing to 3-rig program in 3Q
• Expect to drill 30-35 Eagle Ford
 wells in 2010
Eagle Ford Shale - “Concept to Core”

Briscoe
Surface
Petty
Surface
Worthey
Surface
13-1287
BVP #2
BVP #1
1-2
7-74
9-5
6-64
6-12
7-15
3-19
4-19
B #1-26
B #2-24
B #1-23
P Pilot holes
Drilled Well (Red = Completed)
Planned Well 2010
Water well
Facility
0
7,577
FEET

Q3 2009 Drilling Activity
•  Gates 05D #9-5
Q1 2010 Drilling Activity
•  Gates 05D #3-19
•  Gates 05D #4-19
•  Gates 05D #13-1287
•  Gates 05D #7-7A
•  Gates 05D #6-6A
•  Gates 09 Rose B #1-23
•  Gates 05D #1-2
•  Gates 09 Rose B #2-24
Q2 2010 Drilling Activity
•  Gates 09 Rose A BVP #2
•  Gates 05D #6-12
•  Gates 05D #7-15
•  Gates 09 Rose A BVP #1 (completing)
•  Gates 09 Rose B #1-26 (completing)
Q3 2010 Planned Wells
•  Gates 09 Rose B #1-1
•  Gates 10 Rose A 1000 #1
•  Gates 10 Rose A 574 #1
•  Gates 05D #2-20
•  Gates 05D #2-23
•  Gates 05D #1-8A
Q4 2010 Planned Wells
•  Gates 05D #2-8A
•  Gates 05D #14-1287
•  Gates 09 Rose #3-21
•  Gates 09 Rose A BVP #3
•  Gates 05D #7-6A
•  Gates 05D #8-15
Gates Ranch Activity Gains Momentum

Gates Ranch Gross Wellhead Gas Rate – MCF/D
Gross Wellhead Gas Rate, MCF/day
10000
1000
100
0
50
100
150
200
250
300
350
Days
Gates 05D 9-5
Gates 05D 4-19
Gates 05D 13-1287
Gates 05D 6-6A
Gates 05D 7-7A
Gates 05D 3-19
Gates 09 Rose B 1-23
Gates 05D 6-12
Gates 05D 1-2
Gates 09 Rose A BVP 2
Gates 09 Rose B 2-24
Gates 05D 7-15

Gates Ranch Wells Exceeding Expectations

Gates Ranch -- Gross Daily Production

Gas, mcf/d
Gas Equivalent, mcfe/d
Oil, bbl/d
NGL, bbl/d
Pipeline Curtailment
mcf/day or mcfe/day
bbls/day
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10

Gates Ranch Production Ramp

Key
Rosetta Acreage
Offset Well Test Data
Kinney
Uvalde
Medina
Bexar
Gonzales
6,500 net acres
Rep't rate: 518 BO/D 626 MCF/D
Wilson
Rep't rate: 668 BO/D
De Witt
Atascosa
Karnes
Zavala
Frio
OIL
CONDENSATE
GAS
Rep't rate: 315 BO/D 1887 MCF/D
Rep't rate: 930 BO/D 0.3 MMCF/D
3,400 net acres
Maverick
Goliad
Rep't rate: 440 BO/D 2241 MCF/D
7,400 net acres
EDWARDS
Dimmit
Bee
3,500 net acres
McMullen
Rep't rate: 423 BO/D 3989 MCF/D
Live Oak
Encinal/Springer Ranch 14,500 net acres
3,000 net acres
Gates Ranch 26,000 net acres
San Patricio
Jim Wells
Rep't rate: 1200 BO/D 4 MMCF/D
Nueces
Webb
FEET

Rosetta’s High Quality Acreage

Rosetta
RESOURCES OPERATING LP
LEASE NO. 7083670914
TRIBAL RIVERBEND 12-13H
SW SW. SEC. 12-T37N-R9W
BLACK FEET INDIAN TRIBE

• Alberta Basin Bakken specifics
 • Devonian Shale oil play in NW Montana
 • Williston Basin analog
 • Depths ranging from 4,500’ to 7,500’ TVD
 • Over-pressured reservoirs
• Rosetta’s current Bakken position
 • 291,000 undeveloped net acres
 • 13 - 15 MMBoe per square mile of resource in
 place
• Rosetta’s assessment to date
 • Drilled 3 exploratory delineation wells
 • 2 wells on strike 28 miles apart
 • 1 well 8 miles downdip
 • Confirmed significant oil hydrocarbons in place
 and over-pressured reservoirs
 • Conducted vertical tests in several zones
• Multi-well vertical program underway
Alberta Basin Bakken Opportunity is Unique

RB 12-13
WRB 7-4
GS 31-16

ROSE EXISTING WELLS (2009)

Tribal Riverbend W 07-04V
Tribal Riverbend 12-13V
Tribal Gunsight 31-16V
BANFF
UPR BAKKEN
MIDDLE BAKKEN
LWR BAKKEN
3 FORKS
NISKU

Exploratory Drilling & Testing - 2H 2009

RB 12-13
WRB 7-4
GS 31-16

ROSE EXISTING WELLS ROSE PLANNED WELLS

Vertical Well Drilling & Testing - 2H’10/1H’11
Vertical Exploration
Area	Locations
Big Rock	2
Love Rock	1
Little Rock Coulee	2
West Gunsight	1
Antelope Butte	1
Gunsight	1
Total	8

Financial Strategy
• Bias for conservative and disciplined approach to financial management
• Actively manage and monitor use of debt
 • Debt to book cap < 40%
 • Debt to EBITDAX < 1.75x
 • Attempt to maintain high level of liquidity throughout cycles
• Selective hedging program with 55,000 MMBtu/d hedged in
 2H’10 and 50 MMBtu/d hedged in 2011
• Expect to begin asset sales to “balance” 2010 expected capital spending
1 Adjusted for the high yield offering

• High quality diverse asset base with increasing liquids weighting
• High percentage of production in premium markets
• Legacy asset base requires low levels of capital to maintain core production;
 approximately $100MM per year
• 1.4 Tcfe of net risked resources that can be produced at strong economics
• Operate 87% of proved reserves
• Contiguous positions in basins facilitate low cost development
• High drilling success rate
• Skilled unconventional driller, utilizing similar proven technology across entire resource base
High degree of
operational
control
Compelling
asset base
Experienced
management
team
• Experienced management team with an average of 30 years of industry experience and a proven track record in asset plays that are key to Rosetta’s strategy
• Proven technical and land personnel with ability to leverage new and developing technological resources
Key Investment Considerations
Inflection point
on
performance
• Guiding to sustainable double-digit growth in production and reserves
• Building significant momentum in Eagle Ford with Gates Ranch development
• Additional exploration potential in Eagle Ford
• Pending exploration results in Bakken

Rosetta Resources - What to Expect in 2010
• Capital spending of $310 million
 • ~10% increase going entirely to liquids programs
 • High return / high value programs receiving vast majority of funding
 • Capital exceeds internal cash flows, but expect to balance with asset sales
• Production growth
 • Annual production rate of 135 to 145 MMcfe/d
 • Exit rate of 160 to 170 MMcfe/d
 • Guidance excludes additional divestitures
• Reserve growth
 • Double digit reserve growth rate
• Inventory growth
 • Continued development of the Eagle Ford
 • Continued exploration of the Eagle Ford
 • Continued delineation and assessment of the Alberta Bakken
 • Continued resource assessment of all core assets